                                                        Exhibit 99.7
--------------------------------------------------------------------------------

                                                        Monthly Operating Report
-------------------------------------
CASE NAME: Longhorn Solutions, Inc.                     ACCRUAL BASIS
-------------------------------------

-------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-------------------------------------

-------------------------------------
JUDGE: Barbara J. Houser
-------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2002


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Drew Keith                                     Chief Financial Officer
---------------------------------------       ----------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE

Drew Keith                                                8/20/2002
---------------------------------------       ----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE

PREPARER:

/s/ Jessica L. Wilson                              Chief Accounting Officer
---------------------------------------       ----------------------------------
ORIGINAL SIGNATURE OF PREPARER                             TITLE

Jessica L. Wilson                                          8/20/2002
---------------------------------------       ----------------------------------
PRINTED NAME OF PREPARER                                     DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report
-------------------------------------
CASE NAME: Longhorn Solutions, Inc.                    ACCRUAL BASIS-1
-------------------------------------

-------------------------------------
CASE NUMBER: 400-42147-BJH-11                     02/13/95, RWD, 2/96
-------------------------------------

-------------------------------------
COMPARATIVE  BALANCE  SHEET
-------------------------------------------------------------------------------------------------------
                                              SCHEDULE           MONTH             MONTH         MONTH
                                                            -------------------------------------------
ASSETS                                         AMOUNT          July 2002
-------------------------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH                   $    3,646        $        0               $0            $0
-------------------------------------------------------------------------------------------------------
2.   RESTRICTED CASH                                       $        0               $0            $0
-------------------------------------------------------------------------------------------------------
3.   TOTAL CASH                          $    3,646        $        0               $0            $0
-------------------------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)           $   76,002        $    3,601               $0            $0
-------------------------------------------------------------------------------------------------------
5.   INVENTORY                                             $        0               $0            $0
-------------------------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                                      $        0               $0            $0
-------------------------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                                      $        0               $0            $0
-------------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                 $  375,137        $  801,821               $0            $0
-------------------------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS                $  454,785        $  805,422               $0            $0
-------------------------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT         $  120,412        $        0               $0            $0
-------------------------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION / DEPLETION                              $        0               $0            $0
-------------------------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
     EQUIPMENT                           $  120,412        $        0               $0            $0
-------------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                                     $        0               $0            $0
-------------------------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)          $2,892,844        $2,723,098               $0            $0
-------------------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)                                   $        0               $0            $0
-------------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                        $3,468,041        $3,528,520               $0            $0
-------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                                      $        0               $0            $0
-------------------------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                         $        0               $0            $0
-------------------------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                         $        0               $0            $0
-------------------------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                                     $        0               $0            $0
-------------------------------------------------------------------------------------------------------
21.  SECURED DEBT                                          $        0               $0            $0
-------------------------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                                   $        0               $0            $0
-------------------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                           $        0               $0            $0
-------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------
24.  SECURED DEBT                                          $        0               $0            $0
-------------------------------------------------------------------------------------------------------
25.  PRIORITY DEBT                       $   73,455        $        0               $0            $0
-------------------------------------------------------------------------------------------------------
26.  UNSECURED DEBT                      $   68,502        $   62,509               $0            $0
-------------------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                                   $1,225,717               $0            $0
-------------------------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES       $  141,957        $1,288,226               $0            $0
-------------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES                   $  141,957        $1,288,226               $0            $0
-------------------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                            $2,194,261               $0            $0
-------------------------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                      $   46,033               $0            $0
-------------------------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
-------------------------------------------------------------------------------------------------------
33.  TOTAL EQUITY                        $        0        $2,240,294               $0            $0
-------------------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                      $  141,957        $3,528,520               $0            $0
-------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------

======================================================================================================================
                                                                              Monthly Operating Report

      -----------------------------------------------------
      CASE NAME: Longhorn Solutions, Inc.                                ACCRUAL BASIS-2
      -----------------------------------------------------

      -----------------------------------------------------
      CASE NUMBER: 400-42147-BJH-11                                           02/13/95, RWD, 2/96
      -----------------------------------------------------

      -------------------------------------------
      INCOME STATEMENT
      ---------------------------------------------------------------------------------------------------
                                                   MONTH           MONTH           MONTH        QUARTER
                                                -----------------------------------------
      REVENUES                                   July 2002                                       TOTAL
      ---------------------------------------------------------------------------------------------------
      1.   GROSS REVENUES                              $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      2.   LESS: RETURNS & DISCOUNTS                   $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      3.   NET REVENUE                                 $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      COST OF GOODS SOLD
      ---------------------------------------------------------------------------------------------------
      4.   MATERIAL                                    $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      5.   DIRECT LABOR                                $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      6.   DIRECT OVERHEAD                             $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      7.   TOTAL COST OF GOODS SOLD                    $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      8.   GROSS PROFIT                                $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      OPERATING EXPENSES
      ---------------------------------------------------------------------------------------------------
      9.   OFFICER / INSIDER COMPENSATION              $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      10.  SELLING & MARKETING                         $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      11.  GENERAL & ADMINISTRATIVE                    $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      12.  RENT & LEASE                                $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      13.  OTHER (ATTACH LIST)                         $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      14.  TOTAL OPERATING EXPENSES                    $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      15.  INCOME BEFORE NON-OPERATING
           INCOME & EXPENSE                            $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      OTHER INCOME & EXPENSES
      ---------------------------------------------------------------------------------------------------
      16.  NON-OPERATING INCOME (ATT. LIST)            $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      17.  NON-OPERATING EXPENSE (ATT. LIST)           $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      18.  INTEREST EXPENSE                            $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      19.  DEPRECIATION / DEPLETION                    $0            $0              $0              $0
        ---------------------------------------------------------------------------------------------------
      20.  AMORTIZATION                                $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      21.  OTHER (ATTACH LIST)                         $0            $0              $0              $0
       ---------------------------------------------------------------------------------------------------
      22.  NET OTHER INCOME & EXPENSES                 $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      REORGANIZATION  EXPENSES
      ---------------------------------------------------------------------------------------------------
      23.  PROFESSIONAL FEES                           $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      24.  U.S. TRUSTEE FEES                           $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      25.  OTHER (ATTACH LIST)                         $0            $0              $0              $0
       ---------------------------------------------------------------------------------------------------
      26.  TOTAL REORGANIZATION EXPENSES               $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      27.  INCOME TAX                                  $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------
      28.  NET PROFIT (LOSS)                           $0            $0              $0              $0
      ---------------------------------------------------------------------------------------------------

======================================================================================================================

------------------------------------------------------------------------------------------------------------
                                                                       Monthly Operating Report

      ---------------------------------------------------
      CASE NAME: Longhorn Solutions, Inc.                         ACCRUAL BASIS-3
      ---------------------------------------------------

      ---------------------------------------------------
      CASE NUMBER: 400-42147-BJH-11                                    02/13/95, RWD, 2/96
      ---------------------------------------------------

      ------------------------------------------------------------------------------------------------
      CASH RECEIPTS AND                       MONTH           MONTH           MONTH         QUARTER
                                          -----------------------------------------------
      DISBURSEMENTS                          July 2002                                       TOTAL
      ------------------------------------------------------------------------------------------------
      1.  CASH - BEGINNING OF MONTH                 $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      RECEIPTS FROM OPERATIONS
      ----------------------------------------------------------------------------------------------
      2.  CASH SALES                                $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      COLLECTION OF ACCOUNTS RECEIVABLE
      ----------------------------------------------------------------------------------------------
      3.  PREPETITION                               $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      4.  POSTPETITION                              $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      5.  TOTAL OPERATING RECEIPTS                  $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      NON - OPERATING RECEIPTS
      ----------------------------------------------------------------------------------------------
      6.  LOANS & ADVANCES (ATTACH LIST)            $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      7.  SALE OF ASSETS                            $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      8.  OTHER (ATTACH LIST)                       $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      9.  TOTAL NON-OPERATING RECEIPTS              $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      10. TOTAL RECEIPTS                            $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      11. TOTAL CASH AVAILABLE                      $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      OPERATING DISBURSEMENTS
      ----------------------------------------------------------------------------------------------
      12. NET PAYROLL                               $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      13. PAYROLL TAXES PAID                        $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      14. SALES, USE & OTHER TAXES PAID             $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      15. SECURED / RENTAL / LEASES                 $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      16. UTILITIES                                 $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      17. INSURANCE                                 $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      18. INVENTORY PURCHASES                       $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      19. VEHICLE EXPENSES                          $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      20. TRAVEL                                    $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      21. ENTERTAINMENT                             $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      22. REPAIRS & MAINTENANCE                     $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      23. SUPPLIES                                  $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      24. ADVERTISING                               $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      25. OTHER (ATTACH LIST)                       $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      26. TOTAL OPERATING DISBURSEMENTS             $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      ----------------------------------------------------------------------------------------------
      27. PROFESSIONAL FEES                         $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      28. U.S. TRUSTEE FEES                         $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      29. OTHER (ATTACH LIST)                       $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      30. TOTAL REORGANIZATION EXPENSES             $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      31. TOTAL DISBURSEMENTS                       $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      32. NET CASH FLOW                             $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------
      33. CASH - END OF MONTH                       $0           $0              $0             $0
      ----------------------------------------------------------------------------------------------

======================================================================================================

------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------
                                                                                   Monthly Operating Report

      -------------------------------------------------------------
      CASE NAME: Longhorn Solutions, Inc.                                          ACCRUAL BASIS-4
      -------------------------------------------------------------

      -------------------------------------------------------------
      CASE NUMBER: 400-42147-BJH-11                                                02/13/95, RWD, 2/96
      -------------------------------------------------------------


      --------------------------------------------------------------------------------------------------
                                                SCHEDULE          MONTH           MONTH           MONTH
                                                               -----------------------------------------
      ACCOUNTS RECEIVABLE AGING                  AMOUNT         July 2002
      --------------------------------------------------------------------------------------------------
      1.   0-30                                                 $    0              $0              $0
      --------------------------------------------------------------------------------------------------
      2.   31-60                                                $    0              $0              $0
      --------------------------------------------------------------------------------------------------
      3.   61-90                                                $    0              $0              $0
      --------------------------------------------------------------------------------------------------
      4.   91+                                                  $5,401              $0              $0
      --------------------------------------------------------------------------------------------------
      5.   TOTAL ACCOUNTS RECEIVABLE                $0          $5,401              $0              $0
      --------------------------------------------------------------------------------------------------
      6.   AMOUNT CONSIDERED UNCOLLECTIBLE                      $1,800              $0              $0
      --------------------------------------------------------------------------------------------------
      7.   ACCOUNTS RECEIVABLE (NET)                $0          $3,601              $0              $0
      --------------------------------------------------------------------------------------------------

      -------------------------------------------------------------

      AGING OF POSTPETITION TAXES AND PAYABLES                          MONTH:          July 2002
                                                                              --------------------------

      --------------------------------------------------------------------------------------------------
                                        0-30            31-60           61-90            91+
      TAXES PAYABLE                     DAYS            DAYS            DAYS            DAYS      TOTAL
      --------------------------------------------------------------------------------------------------
      1.   FEDERAL                       $0              $0              $0              $0        $0
      --------------------------------------------------------------------------------------------------
      2.   STATE                         $0              $0              $0              $0        $0
      --------------------------------------------------------------------------------------------------
      3.   LOCAL                         $0              $0              $0              $0        $0
      --------------------------------------------------------------------------------------------------
      4.   OTHER (ATTACH LIST)           $0              $0              $0              $0        $0
      --------------------------------------------------------------------------------------------------
      5.   TOTAL TAXES PAYABLE           $0              $0              $0              $0        $0
      --------------------------------------------------------------------------------------------------
      6.   ACCOUNTS  PAYABLE             $0              $0              $0              $0        $0
      --------------------------------------------------------------------------------------------------

      ---------------------------------------------

      STATUS OF POSTPETITION TAXES                                              MONTH:    July 2002
                                                                        --------------------------------
      --------------------------------------------------------------------------------------------------
                                         BEGINNING        AMOUNT                          ENDING
                                            TAX        WITHHELD AND/      AMOUNT            TAX
      FEDERAL                           LIABILITY*      0R ACCRUED         PAID          LIABILITY
      --------------------------------------------------------------------------------------------------
      1.   WITHHOLDING**                        $0              $0              $0              $0
      --------------------------------------------------------------------------------------------------
      2.   FICA-EMPLOYEE**                      $0              $0              $0              $0
      --------------------------------------------------------------------------------------------------
      3.   FICA-EMPLOYER**                      $0              $0              $0              $0
      --------------------------------------------------------------------------------------------------
      4.   UNEMPLOYMENT                         $0              $0              $0              $0
      --------------------------------------------------------------------------------------------------
      5.   INCOME                               $0              $0              $0              $0
      --------------------------------------------------------------------------------------------------
      6.   OTHER (ATTACH LIST)                  $0              $0              $0              $0
      --------------------------------------------------------------------------------------------------
      7.   TOTAL FEDERAL TAXES                  $0              $0              $0              $0
      --------------------------------------------------------------------------------------------------
      STATE AND LOCAL
      --------------------------------------------------------------------------------------------------
      8.   WITHHOLDING                          $0              $0              $0              $0
      --------------------------------------------------------------------------------------------------
      9.   SALES                                $0              $0              $0              $0
      --------------------------------------------------------------------------------------------------
      10.  EXCISE                               $0              $0              $0              $0
      --------------------------------------------------------------------------------------------------
      11.  UNEMPLOYMENT                         $0              $0              $0              $0
      --------------------------------------------------------------------------------------------------
      12.  REAL PROPERTY                        $0              $0              $0              $0
      --------------------------------------------------------------------------------------------------
      13.  PERSONAL PROPERTY                    $0              $0              $0              $0
      --------------------------------------------------------------------------------------------------
      14.  OTHER (ATTACH LIST)                  $0              $0              $0              $0
      --------------------------------------------------------------------------------------------------
      15.  TOTAL STATE & LOCAL                  $0              $0              $0              $0
      --------------------------------------------------------------------------------------------------
      16.  TOTAL TAXES                          $0              $0              $0              $0
      --------------------------------------------------------------------------------------------------


     *     The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
     **    Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.
--------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                      Monthly Operating Report

      -----------------------------------------------
      CASE NAME: Longhorn Solutions, Inc.                                             ACCRUAL BASIS-5
      -----------------------------------------------

      -----------------------------------------------
      CASE NUMBER: 400-42147-BJH-11                                                   02/13/95, RWD, 2/96
      -----------------------------------------------


      The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number.
      Attach additional sheets if necessary.


                                                            MONTH:      July 2002
                                                                   -----------------------------------------------------
      -------------------------------------------
      BANK RECONCILIATIONS
                                                    Account #1          Account #2           Account #3
      --------------------------------------------------------------------------------------------------
      A.        BANK:                               Bank One            Mid-Cities
      --------------------------------------------------------------------------------------------------
      B.        ACCOUNT NUMBER:                     1586267807          4235800                              TOTAL
      ------------------------------------------------------------------------------------------------------------------
      C.        PURPOSE (TYPE):               Operating-Closed 11/00    Operating - Closed 5/00
      ------------------------------------------------------------------------------------------------------------------
      1.    BALANCE PER BANK STATEMENT                          $0                 $0                                $0
      ------------------------------------------------------------------------------------------------------------------
      2.    ADD: TOTAL DEPOSITS NOT CREDITED                    $0                 $0                                $0
      ------------------------------------------------------------------------------------------------------------------
      3.    SUBTRACT: OUTSTANDING CHECKS                        $0                 $0                                $0
      ------------------------------------------------------------------------------------------------------------------
      4.    OTHER RECONCILING ITEMS                             $0                 $0                                $0
      ------------------------------------------------------------------------------------------------------------------
      5.    MONTH END BALANCE PER BOOKS                         $0                 $0               $0               $0
      ------------------------------------------------------------------------------------------------------------------
      6.    NUMBER OF LAST CHECK WRITTEN          account closed     account closed
      ------------------------------------------------------------------------------------------------------------------

      -------------------------------------------
      INVESTMENT ACCOUNTS
      ------------------------------------------------------------------------------------------------------------------
                                                      DATE OF           TYPE OF           PURCHASE         CURRENT
      BANK, ACCOUNT NAME & NUMBER                    PURCHASE          INSTRUMENT          PRICE            VALUE
      ------------------------------------------------------------------------------------------------------------------

      7.    N/A
      ------------------------------------------------------------------------------------------------------------------
      8.    N/A
      ------------------------------------------------------------------------------------------------------------------
      9.    N/A
      ------------------------------------------------------------------------------------------------------------------
      10.   N/A
      ------------------------------------------------------------------------------------------------------------------
      11.   TOTAL INVESTMENTS                                                                       $0               $0
      ------------------------------------------------------------------------------------------------------------------

      -------------------------------------------
      CASH
      ------------------------------------------------------------------------------------------------------------------
      12.   CURRENCY ON HAND                                                                                         $0
      ------------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------------
      13.   TOTAL CASH - END OF MONTH                                                                                $0
      ------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

------------------------------------------------
CASE NAME: Longhorn Solutions, Inc.                ACCRUAL BASIS-6
------------------------------------------------

------------------------------------------------
CASE NUMBER: 400-42147-BJH-11                               02/13/95, RWD, 2/96
------------------------------------------------

                                                          MONTH:    July 2002
                                                          ----------------------

------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


------------------------------------------------------------
                         INSIDERS

------------------------------------------------------------
                       TYPE OF        AMOUNT    TOTAL PAID
            NAME       PAYMENT         PAID       TO DATE
------------------------------------------------------------
1. Mary Phillips   Salary                    $0     $68,750
------------------------------------------------------------
2.

------------------------------------------------------------
3.

------------------------------------------------------------
4.

------------------------------------------------------------
5.

------------------------------------------------------------
6. TOTAL PAYMENTS
   TO INSIDERS                               $0     $68,750
------------------------------------------------------------

---------------------------------------------------------------------------------------
                                              PROFESSIONALS
---------------------------------------------------------------------------------------
                    DATE OF COURT                                              TOTAL
                   ORDER AUTHORIZING     AMOUNT       AMOUNT    TOTAL PAID    INCURRED
   NAME               PAYMENT           APPROVED       PAID      TO DATE     & UNPAID *
---------------------------------------------------------------------------------------
1. N/A

---------------------------------------------------------------------------------------
2. N/A

---------------------------------------------------------------------------------------
3. N/A

---------------------------------------------------------------------------------------
4. N/A

---------------------------------------------------------------------------------------
5. N/A

---------------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO PROFESSIONALS                          $0          $0           $0           $0
---------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    SCHEDULED     AMOUNTS
                                     MONTHLY       PAID          TOTAL
                                    PAYMENTS      DURING         UNPAID
   NAME OF CREDITOR                   DUE         MONTH       POSTPETITION
--------------------------------------------------------------------------------
1. N/A

--------------------------------------------------------------------------------
2. N/A

--------------------------------------------------------------------------------
3. N/A

--------------------------------------------------------------------------------
4. N/A

--------------------------------------------------------------------------------
5. N/A

--------------------------------------------------------------------------------
6. TOTAL                                     $0          $0           $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------------
CASE NAME: Longhorn Solutions, Inc.                  ACCRUAL  BASIS-7
---------------------------------------------------

---------------------------------------------------
CASE NUMBER: 400-42147-BJH-11                             02/13/95, RWD, 2/96
---------------------------------------------------

                                                           MONTH:   July 2002
                                                           ---------------------

-------------------------
QUESTIONNAIRE
-------------------------

-----------------------------------------------------------------------------------------------
                                                                                    YES    NO
-----------------------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                  X
-----------------------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                            X
-----------------------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                                      X
-----------------------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                                X
-----------------------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                                X
-----------------------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                          X
-----------------------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                                             X
-----------------------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                      X
-----------------------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                            X
-----------------------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                                           X
-----------------------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                                     X
-----------------------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                       X
-----------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------
INSURANCE
------------------------------------------------------------------------------------------------
                                                                                    YES    NO
------------------------------------------------------------------------------------------------
1.   ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                        X
------------------------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                          X
------------------------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                   INSTALLMENT  PAYMENTS
---------------------------------------------------------------------------------------------------------
          TYPE OF                                                                    PAYMENT AMOUNT
           POLICY                    CARRIER            PERIOD COVERED                & FREQUENCY
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
   See Kitty Hawk, Inc. Case #400-42141
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 ----------------------------------------
 CASE NAME: Longhorn Solutions, Inc.                  FOOTNOTES SUPPLEMENT
 ----------------------------------------

 ----------------------------------------
 CASE NUMBER: 400-42147-BJH-11                               ACCRUAL BASIS
 ----------------------------------------

                                             MONTH:          July 2002
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
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  ACCRUAL BASIS     LINE
    FORM NUMBER    NUMBER                           FOOTNOTE / EXPLANATION
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
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        6                   All Professional fees related to the Reorganization of the
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                             Company are disbursed out of Kitty Hawk, Inc. (Parent
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                             Company). Refer to Case # 400-42141
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        7                   All other insurance plans related to the Company are carried
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                             at Kitty Hawk, Inc. (Parent Company). Refer to Case #
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                             400-42141.
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        General             Operations of this entity ceased October 12, 2000. Costs incurred
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                             are final closing relating items.
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

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

CASE NAME: Longhorn Solutions, Inc.

CASE NUMBER: 400-42147-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                      July 2002


8.   OTHER (ATTACH LIST)                       $              801,821 Reported
                                              -----------------------
       Intercompany Receivables                               762,156
       Deferred Taxes                                          36,717
       Security Deposit                                         2,948
                                              -----------------------
                                                              801,821 Detail

                                              -----------------------
                                                                    - Difference

14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                $            2,723,098 Reported
                                              -----------------------
       Software knowledge                                   3,397,988
       Accum Amortization                                    (674,890)
                                              -----------------------
                                                            2,723,098 Detail

                                              -----------------------
                                                                    - Difference

27.  OTHER (ATTACH LIST)                       $            1,225,717 Reported
                                              -----------------------
       Accrued income taxes                                   (71,204)
       Deferred income tax expense                          1,296,921
                                              -----------------------
                                                            1,225,717 Detail
                                              -----------------------
                                                                    - Difference